UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   December 26, 2017

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5b Hanagar Street, Hod Hasharon, Israel	4527708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On December 26, 2017, Wize Pharma Ltd. (“Wize Israel”), the wholly owned subsidiary of Wize Pharma, Inc. (the “Company”), entered into an amendment (the “Third Amendment”) to the Exclusive Distribution and Licensing Agreement with Resdevco Ltd. (“Resdevco”), dated as of May 1, 2015, as amended and supplemented thereafter (the “LO2A License Agreement”).

Pursuant to the LO2A License Agreement, Resdevco granted to Wize Israel (and thereafter, to OcuWize Ltd., Wize Israel’s wholly owned subsidiary) an exclusive license to develop in the United States, Israel and Ukraine (collectively, the “Licensed Territories”), under the LO2A licensed technology, products in the field of ophthalmic disorders, and to mutually agree upon a manufacturer and to purchase, market, sell and distribute a formula known as LO2A in finished product form in the Licensed Territories in the field of ophthalmic disorders.

As previously reported in a Current Report on Form 8-K filed by the Company on November 21, 2017, (i) in September 2017, Resdevco agreed that Wize Israel shall have rights to commercialize LO2A in China provided that it signs, by September 6, 2018, a distribution agreement for LO2A in China, and (ii) Wize Israel entered into a framework agreement with a Chinese pharmaceutical company (the “Chinese Distributor”) on November 3, 2017, whereby, subject to the negotiation and execution of a detailed distribution agreement and obtaining necessary regulatory approvals in China, the Chinese Distributor will act as exclusive distributor in China of LO2A.

The Third Amendment includes: (i) China in the list of Licensed Territories, (ii) the size and timing of royalty payments, including the minimum annual royalty payments, payable by Wize Israel to Resdevco in connection with its distribution activities in China, and (iii) an undertaking by Wize Israel to include in the distribution agreement to be entered into with the Chinese Distributor that the Chinese Distributor will transfer the Chinese market license to Resdevco upon termination of the distribution agreement. In the event Wize Israel fails to execute a distribution agreement with the Chinese Distributor by June 1, 2018, the Third Amendment will be deemed null, void and of no force.

The foregoing description of the LO2A License Agreement in this Form 8-K does not purport to be complete and is subject and qualified by reference to the full text of the LO2A License Agreement which is attached as Exhibits 10.8 through 10.18 to the Company’s Registration Statement on Form S-4 filed with the SEC on July 27, 2017 and Exhibits 10.41 and 10.42 to the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2017, each of which is incorporated herein by reference.

A copy of the Third Amendment will be filed as an exhibit to an amendment to this Current Report on Form 8-K or as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

Date: January 2, 2018	By:	/s/ Or Eisenberg
Name: Or Eisenberg
Title: Acting Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

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